UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 30, 2006
SanDisk Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
601 McCarthy Boulevard, Milpitas, California 95035
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 801-1000
N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     On July 31, 2006, SanDisk Corporation (“SanDisk”) filed a Form 8-K (the “Form 8-K”) in which it announced its entry into an Agreement and Plan of Merger, dated as of July 30, 2006 (the “Merger Agreement”), with Project Desert Ltd., a wholly owned subsidiary of SanDisk, and msystems Ltd. (“msystems”), pursuant to which with Merger Sub will merge with and into msystems and msystems will survive as a wholly owned subsidiary of SanDisk. SanDisk is filing this Amendment No. 1 to the Form 8-K to file as exhibits the Merger Agreement and the form of Voting Undertaking, each of which is described in the Form 8-K and each of which is incorporated by reference into the 8-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 30, 2006, by and among SanDisk Corporation, Project Desert Ltd. and msystems Ltd.
10.1	Form of Voting Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SanDisk Corporation
Date: August 1, 2006	By:	/s/ Judy Bruner
		Name:	Judy Bruner
		Title:	Executive Vice President, Administration and
Chief Financial Officer (on behalf of the registrant)

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 30, 2006, by and among SanDisk Corporation, Project Desert Ltd. and msystems Ltd.
10.1	Form of Voting Agreement

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